GLOBAL X FUNDS
(the “Trust”)

Global X Genomics & Biotechnology ETF (GNOM)

SUPPLEMENT DATED JUNE 12, 2020
TO THE PROSPECTUS FOR THE ABOVE SERIES OF THE TRUST DATED APRIL 1, 2020, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective June 15, 2020, the table under Annual Fund Operating Expenses on pg. 50 is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Effective June 15, 2020, the third paragraph of the section entitled “Fund Management - Investment Adviser” beginning on pg. 169 is replaced in its entirety with the following:

Each Fund pays the Adviser a fee ("Management Fee") in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended November 30, 2019, the Funds paid a monthly Management Fee to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fee
Global X Robotics & Artificial Intelligence ETF	0.68%
Global X FinTech ETF	0.68%
Global X Internet of Things ETF	0.68%
Global X Cloud Computing ETF	0.68%
Global X Future Analytics Tech ETF	0.68%
Global X Autonomous & Electric Vehicles ETF	0.68%
Global X Genomics & Biotechnology ETF	0.68%*
Global X Video Games & Esports ETF	0.50%
Global X Cybersecurity ETF	0.60%
Global X Millennials Thematic ETF	0.68%**
Global X Longevity Thematic ETF	0.68%**
Global X Health & Wellness Thematic ETF	0.68%**
Global X Cannabis ETF	0.50%
Global X U.S. Infrastructure Development ETF	0.47%***
Global X Conscious Companies ETF	0.43%
Global X Founder-Run Companies ETF	0.45%***
Global X Thematic Growth ETF	0.50%

*The Board of Trustees of the Trust voted to approve lower Management Fees for the Global X Genomics & Biotechnology ETF of 0.50%, effective June 15, 2020.

**The Board of Trustees voted to approve lower Management Fees for the Global X Health & Wellness Thematic ETF, Global X Longevity Thematic ETF, and Global X Millennials Thematic ETF of 0.50% effective April 1, 2020. Prior to that, the Global X Health & Wellness Thematic ETF, Global X Longevity Thematic ETF, and Global X Millennials Thematic ETF were each subject to a Management Fee of 0.68%, but each Fund had in place an Expense Limitation Agreement that contractually limited Fund expenses to the extent necessary to assure that the operating expenses of the Fund (exclusive of taxes, brokerage fees, commissions, and other transaction expenses and extraordinary expenses (such as litigation and indemnification expenses)) would not exceed 0.50% of the Fund's average daily net assets per year.

***The Board of Trustees of the Trust voted to approve lower Management Fees for the Global X U.S Infrastructure Development ETF and Global X Founder-Run Companies ETF of 0.47% and 0.45%, respectively, effective April 1, 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GLOBAL X FUNDS
(the “Trust”)

Global X Genomics & Biotechnology ETF (GNOM)

SUPPLEMENT DATED JUNE 12, 2020
TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR THE ABOVE SERIES OF THE TRUST DATED APRIL 1, 2020, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective June 15, 2020, the fourth paragraph of the section entitled “Management of the Trust - Investment Adviser” beginning on pg. 48 is replaced in its entirety with the following:

Each Fund pays the Adviser a fee ("Management Fee") for the advisory, supervisory, administrative and other services it requires under an all-in fee structure. Each Fund pays (or will pay, for Funds that have not yet commenced operations) a monthly Management Fee to the Adviser at the annual rates set forth in the table below (stated as a percentage of each Fund's respective average daily net assets).

Fund	Management Fee
Global X MLP ETF	0.45%
Global X MLP & Energy Infrastructure ETF	0.45%
Global X U.S. Preferred ETF	0.23%
Global X SuperDividend Alternatives ETF	0.75%
Global X S&P 500® Quality Dividend ETF	0.20%
Global X TargetIncomeTM 5 ETF	0.39%
Global X TargetIncomeTM Plus 2 ETF	0.39%
Global X Adaptive U.S. Factor ETF	0.27%
Global X Robotics & Artificial Intelligence ETF	0.68%
Global X FinTech ETF	0.68%
Global X Internet of Things ETF	0.68%
Global X Cloud Computing ETF	0.68%
Global X Future Analytics Tech ETF	0.68%
Global X Autonomous & Electric Vehicles ETF	0.68%
Global X Genomics & Biotechnology ETF	0.50%
Global X Video Games & Esports ETF	0.50%
Global X Cybersecurity ETF	0.60%
Global X Millennials Thematic ETF	0.50%
Global X Longevity Thematic ETF	0.50%
Global X Health & Wellness Thematic ETF	0.50%
Global X Education ETF	0.68%
Global X Cannabis ETF	0.50%
Global X U.S. Infrastructure Development ETF	0.47%
Global X Conscious Companies ETF	0.43%
Global X Founder-Run Companies ETF	0.45%
Global X Thematic Growth ETF	0.50%
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE